REVOLVING CREDIT NOTE B

$2,000,000                                       Date:  February __, 2000

     FOR VALUE RECEIVED, on February __, 2000 the undersigned promises to pay to the order of Bank of America, N.A., (hereinafter, together with any holder hereof, called "Holder") at Kansas City, Missouri (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of Two Million and and No/100 Dollars ($2,000,000.00) or so much thereof as has been advanced hereunder.

     The undersigned shall pay interest as provided in that certain Loan and Security Agreement between the undersigned and Holder dated February 7, 2000 (the "Loan Agreement"). Unless otherwise defined herein, defined terms shall have the same meaning as in the Loan Agreement.

     It is contemplated that the principal sum evidenced by this Note may be reduced from time to time and that additional advances may be made from time to time, as provided in the Loan Agreement; provided, however, that the outstanding principal amount evidenced by this Note shall not exceed the maximum amount provided in the Loan Agreement.

     This Note is subject to the terms and conditions of, and entitled to the benefit of the Collateral described in, the Loan Agreement. Capitalized terms not defined herein shall have the meanings given in the Loan Agreement.

     No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement, the Security Documents or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement, the Security Documents, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

     Principal and interest on this Note shall be payable and paid in lawful money of the United States of America.

     The undersigned and all endorsers waive presentment, notice of dishonor and protest.

     Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees if collected by or through an attorney.

     The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Missouri.
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     THIS REVOLVING CREDIT NOTE "B" EVIDENCES, IN PART, THE SAME INDEBTEDNESS AS
EVIDENCED BY DOCUMENTATION RELATING TO THE "EXISTING LOANS" (AS SUCH TERM IS DEFINED IN THE LOAN AGREEMENT). THIS REVOVING CREDIT NOTE "B" IS SECURED BY ALL OF THE SAME COLLATERAL AS THE EXISTING LOANS PURSUANT TO THE TERMS OF THE LOAN AGREEMENT AND RELATED LOAN DOCUMENTS. ALL FUTURE ADVANCES MADE TO THE MAKER WILL ALSO BE SECURED BY THE LOAN DOCUMENTS. THIS REVOLVING NOTE "B" IS, IN PART, A RESTATEMENT OF THE EXISTING LOANS AND THE DOCUMENTS RELATING THERETO, AND ITS EXECUTION AND DELIVERY DOES NOT EVIDENCE A CANCELLATION OF THE INDEBTEDNESS EVIDENCED BY THE PRIOR DOCUMENTS.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed, sealed and delivered in Kansas City, Missouri, in its corporate name, by and through its respective duly authorized officers, as of the day and year first above written.

                                          BORROWER:

                                          ELECSYS CORPORATION, a Kansas
                                          corporation

Attest:                                   By:
                                             ---------------------------------
                                             Name:
                                                  ----------------------------
By:                                          Title:
    --------------------------                     ---------------------------
    Name:
         ---------------------
    Title:
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                                          AIRPORT SYSTEMS INTERNATIONAL,
                                          INC., a Kansas corporation

Attest:                                   By:
                                             ---------------------------------
                                             Name:
                                                  ----------------------------
By:                                          Title:
    --------------------------                     ---------------------------
    Name:
          --------------------
    Title:
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                                          DCI, INC., a Kansas corporation

Attest:                                   By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
By:                                          Title:
    --------------------------                     ----------------------------
    Name:
          --------------------

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    Title:
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